UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________
FORM 8-K/A
_______________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020
Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)
_______________________

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio
(Address of principal executive offices)

45249
(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The Company is filing this amendment to the Current Report on Form 8-K that it filed on August 10, 2020 (the “Original Report”) in furtherance of our statement therein that the Company would file an amendment to the Original Report when the Amended and Restated Charter was accepted for filing with the SDAT. There are no other changes to the Original Report. Capitalized terms used without being defined herein have the meanings ascribed to such terms by the Original Report.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 14, 2020, the Company received notice that the Amended and Restated Charter was accepted for filing by the SDAT and became effective on August 4, 2020, the date it was filed with the SDAT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated:	August 19, 2020	By:	/s/ Tanya E. Brady
Senior Vice President, General Counsel and Secretary